UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24121

Powerlaw Corp.

(Exact name of registrant as specified in charter)

631 Folsom Street, Ste A & B

San Francisco, California 94107

(Address of principal executive offices) (Zip code)

Michael Dinsdale

c/o Powerlaw Corp.

631 Folsom Street, Ste A & B

San Francisco, California 94107

(Name and address of agent for service)

(707) 653-6892

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1).

PWRL™

Powerlaw only from Akkadian

# Powerlaw Corp.

## Annual Shareholder Report
## September 30, 2025

Disclaimer: This annual shareholder report contains important information about Powerlaw Corp. for the period between January 15, 2025 and September 30, 2025. To request copies, contact us at info@pwrl.com.

Powerlaw Corp.

Shareholder Letter (Unaudited)
As of September 30, 2025

Dear Shareholders:

This report covers the activity of Powerlaw Corp. (the “Fund”) from its commencement of operations on January 15, 2025, through September 30, 2025. The Fund seeks to provide long-term capital appreciation by investing primarily in a concentrated portfolio of later-stage private technology companies that we believe exhibit strong growth potential and the characteristics of future category-defining leaders. During this reporting period, the Fund deployed $235 million, both directly and indirectly, in 14 portfolio companies.

According to PitchBook, the late-stage venture market held up better during 2025 than many expected. With annualized late-stage deal value reaching approximately $107.6 billion across an estimated 4,459 transactions, 2025 is on pace for the second-highest total in a decade. Venture-growth activity was even more pronounced. Annualized deal value increased to $150.2 billion, driven in part by several very large AI financings. Investor interest was unevenly distributed because capital flowed disproportionately toward companies demonstrating clear traction, especially in artificial intelligence. AI deal sizes exceeded those of their non-AI peers by 25% for Series C rounds and more than 26% for later-stage rounds. This disparity contributed to a widening performance gap between the strongest late-stage companies and those companies that grew rapidly during the 2021 cycle, but which are now struggling to secure follow-on financing.1

Although exit activity improved during 2025, liquidity remained uneven. IPO volumes increased but at a selective pace, and many companies continued raising private rounds rather than pursuing public listings, in part because median IPO valuations for unicorns were still approximately 0.9x their most recent private marks. As a result, private markets—rather than public markets—absorbed a growing share of capital needs, including a meaningful rise in secondary transactions. Looking ahead to 2026, continued interest in AI-driven companies, sustained private capital availability, and participation from large investors support a constructive outlook for late-stage activity, though any reversal in public-market multiples or slowdown in exits could weigh on momentum.1

Below are year-to-date valuation updates for the underlying portfolio companies, to which the Fund has direct exposure or indirect exposure via special purpose vehicles or various contractual rights:

●	SpaceX, Anthropic, Stripe, Databricks, and Anduril closed significant transactions subsequent to the Fund’s initial investment, which resulted in higher valuations for those holdings.
●	OpenAI, Kraken, x.AI, Perplexity, and Rippling closed significant transactions concurrent with or prior to the Fund’s investment, which did not result in valuation adjustments for those holdings.
●	Colossal Biosciences and Waymo did not close any significant transactions that could have resulted in any valuation adjustments for those holdings.
●	On July 31, 2025, Figma completed its initial public offering with an opening price of $85.00 per share. Although Figma’s shares traded as high $121.78 during the first week, the price declined to $51.87 by September 30, 2025.

In terms of commercial momentum, Databricks surpassed a $4 billion annual revenue run-rate, with AI products crossing $1 billion.2 SpaceX continued to scale its Starlink business, with more than 6 million active customers.3 During 2025, SpaceX launched 2,000 new Starlink satellites.4 For the third quarter of 2025, Kraken reported strong financial results with revenue rising to $648 million, an increase of 114% year-over-year, and adjusted EBITDA of $178.6 million.5 These increases were driven by higher trading volumes and continued growth in platform usage.

Across the Fund’s portfolio, financing markets remained accessible for category-leading companies, often at higher implied valuations, while several businesses demonstrated meaningful operating scale, contract wins, or user growth. These companies remain private and illiquid, and their valuations may not reflect eventual public-market outcomes; however, the period showed continued operating momentum across many of the Fund’s largest positions.

As we conclude the Fund’s inaugural reporting period, we remain focused on executing its investment mandate with discipline and transparency. We are grateful for your confidence and partnership as we continue to deploy capital, build the portfolio, and strengthen the Fund’s operational foundation. We look forward to keeping you informed of our progress and to serving you in the year ahead.

Sincerely,

Mike Dinsdale

Chief Executive Officer

Powerlaw Corp.

(1)	This material includes data and excerpts from PitchBook Data, Inc., “2026 US Venture Capital Outlook” (December 1, 2025). PitchBook Data, Inc. has not reviewed or approved this Shareholder Letter, and makes no representation or warranty, express or implied, as to the fairness, accuracy, or completeness of the information contained herein.

(2)	Databricks Press Release, “Databricks Surpasses $4B Revenue Run-Rate, Exceeding $1B AI Revenue Run-Rate”, September 8, 2025.

(3)	Starlink Network Update, July 14, 2025.

(4)	Spaceflight Now, “SpaceX passes 2,000 Starlink satellites deployed in 2025 with Saturday launch”, September 6, 2025.

(5)	Kraken Blog, “Kraken Q3 2025: Financial Highlights”, October 22, 2025.

Powerlaw Corp.

Portfolio Companies

As of September 30, 2025

Company	% of Net Assets
OpenAI Global, LLC	17.6%
Space Exploration Technologies Corp.	9.8%
Payward, Inc. (d/b/a Kraken)	4.9%
Colossal Biosciences Inc.	4.8%
Anthropic, PBC, a public benefit corporation	3.8%
Stripe, Inc.	3.6%
X.AI Holdings Corp.	2.6%
Databricks, Inc.	2.4%
Perplexity AI, Inc.	1.9%
Anduril Industries, Inc.	1.7%
People Center Inc. d/b/a Rippling	1.2%
Figma, Inc.	0.8%
Waymo LLC	0.1%

*	The Fund holds interests in special purpose vehicles that were formed to invest in securities of the underlying issuer. Therefore, the Fund does not own interests directly in this issuer but through one or more SPVs that hold securities of such issuer.

Powerlaw Corp.

Shareholder Report

For the period from January 15, 2025

(commencement of operations)

through September 30, 2025

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2025

Shares/ Principal/ Units Amount	Security	Acquisition Date	Cost	Fair Value	% of Net Assets
	Investments, at fair value
	Private Investments, at fair value
	Private Investments, at fair value - Ireland
	Common Stock, at fair value (a), (b), (c)
	Financial Technology
401,850	Stripe, Inc., Class B Common Stock	5/7/2025	$15,005,029	$14,868,450	3.59%
	Total Common Stock, at fair value 3.59%		15,005,029	14,868,450	3.59%
	Total Private Investments, at fair value - Ireland 3.59%		15,005,029	14,868,450	3.59%

	Investments, at fair value - United States
	Private Investments, at fair value - United States
	Call Right Agreements, at fair value (a), (b), (c)
	Defense Products
23,562	Anduril Industries, Inc. - Call Right to purchase shares of Class B Common Stock (d)	4/1/2025	32,160	1,500	0.00%
	Total Call Right Agreements, at fair value 0.00%		32,160	1,500	0.00%

	Common Stock, at fair value (a), (b), (c)
	Biotechnology and Genetic Engineering
1,339,584	Colossal Biosciences Inc. Common Stock	8/18/2025	19,999,989	19,999,989	4.83%
	Total Common Stock, at fair value 4.83%		19,999,989	19,999,989	4.83%

	Forward agreements, at fair value (a), (c), (e)
	Defense Products
84,444	Anduril Industries, Inc. - Forward Agreement to purchase Common Stock (b)	3/5/2025	3,624,674	3,452,071	0.83%

	Mobility Technology
4,000	Waymo LLC - Forward Agreement to purchase Class B Membership Units (b)	5/19/2025	360,000	360,000	0.09%

	Software
64,500	Figma, Inc. - Forward Agreement to purchase Class A Common Stock	4/14/2025	2,064,000	3,178,334	0.77%
	Total Forward Agreements, at fair value 1.69%		6,048,674	6,990,405	1.69%

	Preferred Stock, at fair value (a), (b), (c)
	Financial Technology
222,223	Payward, Inc. (d/b/a Kraken) Series Seed Preferred Stock	7/31/2025	10,001,035	10,000,035	2.41%
	Total Preferred Stock, at fair value 2.41%		10,001,035	10,000,035	2.41%

	Promissory Notes, at fair value (b), (c)
	Defense Products
$490,060	Anduril Industries, Inc. - 5.0% Secured Promissory Note due April 1, 2030 (d)	4/1/2025	490,060	490,060	0.12%
$122,140	Anduril Industries, Inc. - 5.0% Secured Promissory Note due April 9, 2030 (d)	4/9/2025	122,140	122,140	0.03%
$349,515	Anduril Industries, Inc. - 5.0% Secured Promissory Note due July 21, 2030 (d)	7/21/2025	349,515	349,515	0.08%
	Total Promissory Notes, at fair value 0.23%		961,715	961,715	0.23%

	SPVs, at fair value (a), (c), (f)
	Aerospace and Artificial Intelligence (AI)
	FDVC Growth A-1, LLC (economic exposure to Space Exploration Technologies Corp. and X.AI Holdings Corp.) (g)	2/24/2025	50,725,000	51,341,263	12.39%

	Artificial Intelligence (AI)
	Altimeter Adirondack Fund I, L.P. (economic exposure to Anthropic, PBC)	8/25/2025	4,110,600	4,094,558	0.99%
	HOF Capital AF Growth, LLC (economic exposure to Anthropic, PBC) (b)	3/26/2025	5,100,000	11,515,521	2.78%
			9,210,600	15,610,079	3.77%

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2025

Shares/ Principal/ Units Amount	Security	Acquisition Date	Cost	Fair Value	% of Net Assets
	NDH Opportunity Funds LLC - Series 1 (economic exposure to OpenAI Global, LLC)	7/11/2025	68,999,999	67,758,235	16.35%
	Paragon Avo II, A Series of Avo Technology Fund LP, LLC (economic exposure to OpenAI Global, LLC)	4/7/2025	5,375,000	5,138,904	1.24%
			74,374,999	72,897,139	17.59%

	HII Perplexity Series II, a Series of Hii Perplexity, LLC (economic exposure to Perplexity AI, Inc.)	9/12/2025	8,240,207	8,000,201	1.93%

			91,825,806	96,507,419	23.29%
	Defense Products
	AND III, a Series of FDVC Growth, LP (economic exposure to Anduril Industries, Inc.) (b)	3/7/2025	2,243,000	2,488,789	0.60%

	Enterprise Software
	PLRP Capital RP, LP - Investment Class 2 (economic exposure to People Center Inc. d/b/a Rippling) (g)	8/13/2025	4,968,400	4,967,872	1.20%

	Financial Technology
	Fifth Era Coinvestors, LLC (economic exposure to Payward, Inc. (d/b/a Kraken))	7/14/2025	10,890,042	10,106,163	2.44%

	Software
	Syon Capital DB, LP - Investment Class 2 (economic exposure to Databricks, Inc.) (g)	1/16/2025	6,301,737	9,992,673	2.41%
	Horizon Strategic Partners, LP - Series Canva 1 (g)	6/24/2025	16,062,500	15,935,230	3.85%
			22,364,237	25,927,903	6.26%

	Total SPVs, at fair value 46.18%		183,016,485	191,339,409	46.18%

	Total Private Investments, at fair value - United States 55.34%		220,060,058	229,293,053	55.34%

	Total Private Investments, at fair value 58.93%		235,065,087	244,161,503	58.93%

	Short Term Investments, at fair value - United States
	Money Market
819,681	First American Funds, Inc. - Government Obligations Fund 4.04% (h)	9/19/2025	819,681	819,681	0.20%
201,367	First American Funds, Inc. - Government Obligations Fund 4.04% (h)	9/25/2025	201,367	201,367	0.05%
			1,021,048	1,021,048	0.25%

	U.S. Treasury Bills
200,000	U.S. Treasury Bill - March 26, 2026 3.80% (h)	9/25/2025	196,279	196,358	0.04%
102,674,000	U.S. Treasury Bill - March 19, 2026 3.84% (h)	9/26/2025	100,826,381	100,875,152	24.35%
			101,022,660	101,071,510	24.39%

	Total Short Term Investments, at fair value - United States 24.64%		102,043,708	102,092,558	24.64%

	Total Investments, at fair value - United States 79.98%		322,103,766	331,385,611	79.98%

	Total Investments, at fair value 83.57%		$337,108,795	$346,254,061	83.57%

(a)	Non-income producing security.
(b)	Level 3 securities fair valued using significant unobservable inputs. (See Note 2)
(c)	Restricted securities as to resale. (See Note 2)
(d)	Powerlaw Corp. made such loans to the borrowers pursuant to the $961,715 secured promissory notes. Pursuant to the call right agreements, the borrowers granted Powerlaw Corp. the right to purchase 23,562 shares of Anduril Industries, Inc. Class B Common Stock, for an amount equal to the principal amount of the outstanding loans. The number of collateral shares associated with such loans is 31,683 shares of Anduril Industries, Inc. Class B Common Stock.
(e)	Powerlaw Corp. advanced to the counterparties an amount equal to the negotiated purchase price of the counterparties' portfolio company securities, but the closing of the purchase and transfer of such securities to Powerlaw Corp. will not close until any applicable transfer restrictions and lock-up provisions have expired.
(f)	These special purpose vehicles ("SPVs") are private investment vehicles that (i) are formed to invest in a particular portfolio company and (ii) are exempt from registration under the Investment Company Act pursuant to section 3(c)(7) of the Investment Company Act. By making a direct investment in these SPVs, Powerlaw Corp. owns a direct ownership interest in these SPVs and an indirect ownership interest in the underlying portfolio company.
(g)	Affiliated SPV
(h)	Rate disclosed is the annualized yield rate.

LLC - Limited Liability Company

LP - Limited Partnership

PBC - a public benefit corporation

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2025

As of September 30, 2025, the Fund’s investments by type are as follows:

Type	Cost at September 30, 2025	Fair Value at September 30, 2025	Percentage of Net Assets
SPVs	$183,016,485	$191,339,409	46.18%
Short term government debt	101,022,660	101,071,510	24.39%
Common stock	35,005,018	34,868,439	8.42%
Preferred stock	10,001,035	10,000,035	2.41%
Forward agreements	6,048,674	6,990,405	1.69%
Money market	1,021,048	1,021,048	0.25%
Promissory notes	961,715	961,715	0.23%
Call right agreements	32,160	1,500	0.00%
	$337,108,795	$346,254,061	83.57%

As of September 30, 2025, the Fund’s investments by industry are as follows:

Industry	Cost at September 30, 2025	Fair Value at September 30, 2025	Percentage of Net Assets
U.S. treasury bills	$101,022,660	$101,071,510	24.39%
Artificial intelligence (AI)	91,825,806	96,507,419	23.29%
Aerospace and artificial intelligence (AI)	50,725,000	51,341,263	12.39%
Financial technology	35,896,106	34,974,648	8.44%
Software	24,428,237	29,106,237	7.03%
Biotechnology and genetic engineering	19,999,989	19,999,989	4.83%
Defense products	6,861,549	6,904,075	1.66%
Enterprise software	4,968,400	4,967,872	1.20%
Money market	1,021,048	1,021,048	0.25%
Mobility technology	360,000	360,000	0.09%
	$337,108,795	$346,254,061	83.57%

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2025

ASSETS:
Non-affiliated investments, at fair value (Cost $259,051,158)	$264,017,023
Affiliated investments, at fair value (Cost $78,057,637)	82,237,038
Cash	263,954
Receivable for unsettled purchases	70,362,509
Deferred offering costs	241,887
Interest receivable	88,439
Prepaid expenses	46,184
Total Assets	417,257,034

LIABILITIES:
Accrued expenses and accounts payable	512,329
Due to Adviser	28,306
Due to investment	18,400
Net deferred tax liabilities	2,368,234
Total Liabilities	2,927,269

NET ASSETS	$414,329,765

COMMITMENTS AND CONTINGENCIES (Note 9)

COMPOSITION OF NET ASSETS
Common stock, $0.0001 par value, 950,000,000 shares authorized 518,914,712 shares issued and outstanding	$51,891
Additional paid-in-capital	411,922,007
Total accumulated earnings and profits	2,355,867
NET ASSETS	$414,329,765

Shares of common stock, $0.0001 par value, 950,000,000 shares authorized 518,914,712 shares issued and outstanding	518,914,712
NET ASSET VALUE PER SHARE	$0.80

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2025

INVESTMENT INCOME:
Interest income	$1,544,575
Interest income - non affiliated investments	88,439
Total investment income	1,633,014

EXPENSES:
Professional fees	4,321,106
Organizational costs	536,737
Fund administration	286,767
Legal fees	19,107
Other expenses	94,005
Total expenses	5,257,722

NET INVESTMENT LOSS BEFORE INCOME TAXES	(3,624,708)

Tax benefit	360,714

NET INVESTMENT LOSS AFTER INCOME TAXES	(3,263,994)

NET REALIZED LOSS AND CHANGE IN UNREALIZED
APPRECIATION ON INVESTMENTS
Net realized loss from non-affiliated investments	(17,379)
Net change in unrealized appreciation on affiliated investments	4,179,401
Net change in unrealized appreciation on non-affiliated investments	4,965,865
Deferred tax expense related to unrealized appreciation on investments	(2,728,948)
Net change in unrealized appreciation on investments	6,416,318

NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	6,398,939

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,134,945

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2025

	In Dollars ($)
	Organizer Units	Advisor Units	Class A Units	Class B Units	Class B Feeder Units	Common Stock	Additional Paid-in-Capital	Total Accumulated Earnings and Profits	Total

PowerLaw10, LLC's members' equity, January 15, 2025	$-	$-	$-	$-	$-	$-	$-	$-	$-
Capital contributions - cash	-	-	50,000,000	251,099,000	107,301,000	-	-	-	408,400,000
Capital contributions - grants (Note 5)	-	3,573,898	-	-	-	-	-	-	3,573,898
Syndication costs	-	-	(95,356)	(479,031)	(204,691)	-	-	-	(779,078)
Net investment loss	-	-	(417,864)	(2,098,806)	(896,852)	-	-	-	(3,413,522)
Net change in unrealized appreciation on investments	-	-	1,137,435	5,712,084	2,440,926	-	-	-	9,290,445
PowerLaw10, LLC's members' equity, September 5, 2025 pre-conversion	-	3,573,898	50,624,215	254,233,247	108,640,383	-	-	-	417,071,743
Recognition of conversion of members' equity to common stock	-	(3,573,898)	(50,624,215)	(254,233,247)	(108,640,383)	51,891	411,922,007	5,097,845	-
Net investment income	-	-	-	-	-	-	-	149,528	149,528
Net realized loss from investments	-	-	-	-	-	-	-	(17,379)	(17,379)
Net change in unrealized appreciation on investments	-	-	-	-	-	-	-	(2,874,127)	(2,874,127)
Total increase in net assets	$-	$-	$-	$-	$-	$51,891	$411,922,007	$2,355,867	$414,329,765

	In Units
	Organizer Units	Advisor Units	Class A Units	Class B Units	Class B Feeder Units	Common Stock	Additional Paid-in-Capital	Total Accumulated Earnings and Profits	Total

Transactions in units:	-	-	-	-	-	-	-	-	-
Issuance of units	19,142,756	27,462,116	50,000,000	251,099,000	107,301,000	-	-	-	455,004,872
PowerLaw10, LLC's units, September 5, 2025 pre-conversion	19,142,756	27,462,116	50,000,000	251,099,000	107,301,000	-	-	-	455,004,872
Cancelation of units being converted into common stock	(19,142,756)	(27,462,116)	(50,000,000)	(251,099,000)	(107,301,000)	-	-	-	(455,004,872)
Recognition of conversion of units into common stock	-	-	-	-	-	518,914,712	-	-	518,914,712
Shares outstanding, September 30, 2025	-	-	-	-	-	518,914,712	-	-	518,914,712

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,134,945
Adjustments to reconcile net increase in net income to net cash used in operating activities:
Professional fees - grants (Note 5)	3,510,561
Fund administration - grants (Note 5)	63,337
Net realized loss from investments	17,379
Net change in unrealized appreciation on affiliated investments	(4,179,401)
Net change in unrealized appreciation on non-affiliated investments	(4,965,865)
Proceeds from sale of investments	207,555,429
Purchases of investments	(544,681,603)
Changes in operating assets and liabilities:
Increase in receivable for unsettled purchases	(70,362,509)
Increase in interest receivable	(88,439)
Increase in prepaid expenses	(46,184)
Increase in accrued expenses and accounts payable	512,329
Increase in due to Adviser	28,306
Increase in due to investment	18,400
Increase in net deferred tax liabilities	2,368,234
Net cash used in operating activities	(407,115,081)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions - cash	408,400,000
Deferred offering costs	(241,887)
Syndication costs	(779,078)
Net cash provided by financing activities	407,379,035

Net increase in cash	263,954
Cash, beginning balance	-
Cash, ending balance	$263,954

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES:

Capital contributions - grants (Note 5)	$3,573,898

See Notes to Consolidated Financial Statements.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 1 – ORGANIZATION

Powerlaw Corp. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on September 9, 2024 and commenced operations on January 15, 2025, as PowerLaw10, LLC, a Delaware limited liability company. Effective September 5, 2025 the Fund converted to a Maryland corporation and intends to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, beginning with taxable year ended September 30, 2026.

The Fund has applied to list its common stock on the Nasdaq Global Market (the “Exchange”) under the symbol PWRL. The listing of its shares must be approved by the Exchange prior to any trading of shares on the Exchange.

The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its investment objective by primarily investing in the equity and equity-linked securities of a concentrated portfolio of approximately 12 to 15 late-stage technology companies. Akkadian CEF Manager, LLC, (the “Adviser”) serves as the Fund’s investment adviser and manages its investments subject to the supervision of the Fund’s Board of Directors.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies utilized by the Fund in the preparation of its consolidated financial statements. All amounts are presented in U.S. dollars. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund qualifies as an investment company and, accordingly, applies the accounting and reporting requirements prescribed under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

Principles of Consolidation – The Fund consolidates variable interest entities (VIEs) for which it is the primary beneficiary, generally as a result of having the power to direct the activities that most significantly affect the VIE’s economic performance and holding variable interests that convey to the Fund the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. The Fund consolidates entities that are not VIEs when it has a controlling financial interest as a result of majority voting control. The Fund is precluded from consolidating entities that are not investment companies when it is required to measure those entities at fair value in accordance with ASC Topic 946.

The accompanying consolidated financial statements include the accounts of the Fund and its wholly owned and controlled subsidiaries, PowerLaw10, LP a Delaware limited partnership and Verbal Ventures, LP a Delaware limited partnership, which are not VIEs. Consolidation of these subsidiaries is based on the voting interest model, as the Fund controls these subsidiaries through greater than 50% voting ownership. PowerLaw10, LP and Verbal Ventures, LP are investment companies established for the general purpose of executing specific investment transactions on behalf of the Fund. All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. At September 30, 2025, the Fund does not hold variable interests in any VIEs for which it is the primary beneficiary.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, and expenses. Actual results could differ from such estimates due to inherent uncertainty in the estimation process.

Calculation of Net Asset Value – The Fund, as a registered investment company, will calculate its net asset value (“NAV”) as of the close of each quarterly period. NAV is calculated by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding. The initial NAV was calculated as of September 5, 2025, the date the Fund converted to a Maryland corporation.

Cash – The Fund considers its investments in Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing accounts to be cash. Cash is valued at face value. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with major financial institutions.

Receivable for Unsettled Purchases – The Fund considers investments that were not fully consummated to be receivable for unsettled purchases on the consolidated statement of assets and liabilities.

Investment Transactions and Income Recognition – Investment transactions are accounted for on trade date basis. The Fund realizes gains or losses when securities, other than investments in special purpose vehicles, held by the Fund, are sold or distributed. Realized gains or losses are determined using the specific identification method. The Fund realizes gains or losses from investments in special purpose vehicles when realized gains or losses are recognized by the special purpose vehicles though a distribution to the Fund. The Fund also realizes losses on investments that are deemed worthless. Net change in unrealized appreciation or depreciation on investments represents the change between cost and fair value and is reported as a separate component in the consolidated statement of operations.

Income and Expenses – Interest income is recognized on an accrual basis as it is earned. Dividend income is recorded on the ex-dividend date. Expenses other than offering costs are recognized on an accrual basis as they are incurred.

At the discretion of the Adviser, upon exercise of the Fund’s call right, accrued interest income could be received in cash or added to the return threshold used to calculate any profit share that may be owed to the borrower by the Fund upon any future disposition of the shares purchased pursuant to the call right.

Segment Information – The Fund operates through a single operating and reporting segment. The Fund’s chief operating decision maker (“CODM”) is its Chief Executive Officer Peter Smith. Mr. Smith reviews the financial information by way of the Fund’s portfolio composition (consolidated schedule of investments), total returns, expense ratios and changes in net assets (i.e. changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess performance versus the Fund’s comparative benchmarks to make resource allocation decisions for the Fund. The financial information is consistent with that presented within the Fund’s accompanying financial statements.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Valuation of Investments – The Fund records its investments at fair value. The Fund’s fair valuation framework incorporates the requirements of Rule 2a-5 under the 1940 Act together with the principles established in ASC Topic 820, Fair Value Measurement (“ASC 820”), issued by the FASB. Rule 2a-5 governs valuation practices for registered investment companies and clarifies the Board’s oversight responsibilities in the valuation process. Pursuant to Rule 2a-5, the Board has designated the Adviser as the “Valuation Designee” to perform fair value determinations.

In accordance with U.S. GAAP, fair value is defined as the price that would be received by selling an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. The Fund values certain portfolio investments at fair value using the market approach. Under the market approach, fair value is measured based on quoted market prices or other relevant information generated by market transactions involving identical or comparable assets. This approach is applied for investments that have observable market data and is considered the most reliable indicator of fair value when comparable transactions are available.

The Fund classifies these investments within Level 1, Level 2, or Level 3 of the fair value hierarchy, depending on the observability of the inputs used in the valuation. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

These inputs are categorized as follows:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable from independent sources, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and that are significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy under which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments include privately structured investment vehicles established for the purpose of investing in a specified portfolio company, which operate pursuant to exemptions from registration under the 1940 Act in reliance on Section 3(c)(1) or Section 3(c)(7) (collectively, “special purpose vehicles” or “SPVs”). Such investments are recognized on the closing date, defined as the date on which the Fund commits to purchase or dispose of the securities. The consolidated schedule of investments in these consolidated financial statements reflect the name of the SPV in which each investment was made, along with the primary economic exposure parenthetically.

The Fund’s investments in privately held securities consist of common and preferred stock, forward agreements to purchase common stock or membership units, SPVs, promissory notes and call right agreements. The transaction price, excluding transaction costs, is typically the Fund’s best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values. Ongoing reviews are based on an assessment of each underlying investment, incorporating valuations that consider the financial condition and operating results of the private company, the price of subsequent rounds of financing, valuation metrics and performance multiples of comparable publicly traded companies and precedent merger and acquisition transactions (which closely mirror the investment’s business, scale, operating, and market acceptance), and the private company capital structure, among other factors.

The Fund’s investments in promissory notes are converted to equity securities through exercise of a call right agreement prior to their maturity date. Generally, the stated value of these notes approximates fair value. The Fund may consider other factors to estimate fair value, including proceeds that would be received in a liquidation analysis.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund acquires forward contracts through secondary transactions, where it may lack a direct contractual relationship with the counterparty, as well as the ability to enforce rights against or obtain identifying or contact information for such counterparty. In these cases, the Fund does not hold a direct beneficial interest in the underlying securities of the portfolio company but must instead rely on a third party to collect, enforce, and settle rights relating thereto. There is no assurance that such third party will act effectively or successfully in fulfilling these responsibilities.

As a practical expedient, investments in SPVs are valued per the reported net asset value (NAV) as reported by the corresponding SPV’s managers. Adjustments to such NAV would be considered if (a) such NAV was not as of the applicable SPV’s measurement date; (b) it was probable that the applicable SPV would be sold at a value materially different from such NAV; or (c) it was determined in accordance with the Fund’s valuation procedures that the applicable investment company is not being reported at fair value. The Fund may invest in closed-end limited partnerships and limited liability companies with a finite life.

Income Taxes –The Fund intends to be treated, and to qualify annually, as a RIC for U.S. federal income tax purposes. In such capacity, the Fund generally is not subject to U.S. federal corporate income tax, provided it distributes all of its net taxable income and realized capital gains each taxable year.

The Fund has adopted a tax year ending September 30th.

The Fund did not elect RIC treatment prior to September 30, 2025, as it operated in a private capacity initially and was, therefore, ineligible to make the election for the period from January 15, 2025 (commencement of operations) through September 30, 2025. The Fund will first elect RIC status in its federal income tax return for the taxable year ended September 30, 2026. For the period from September 5, 2025 through September 30, 2025, the Fund was a corporation for U.S. tax purposes.

Prior to converting to a Maryland Corporation on September 5, 2025, the Fund was a partnership for U.S. tax purposes. The Fund did not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. However, certain U.S. dividend and interest income may be subject to a maximum 30% withholding tax for limited partners that are foreign entities or foreign individuals. Further, certain non-U.S. dividend and interest income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Partnership files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states for 2025 and 2024. 2025 is the final tax year that the Fund will file these partnership tax returns.

The Fund accounts for income taxes under the liability method; under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax reporting bases of assets and liabilities and are measured using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. Realization of deferred tax assets is dependent upon future earnings.

The Fund utilizes a two-step approach to recognize and measure uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained upon tax authority examination, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement.

Offering Costs – The Fund incurred costs in connection with listing on the Exchange and United States Securities and Exchange Commission (“SEC”) Form N-2. These costs were recorded as a deferred charge and will be charged to capital when the Fund is declared effective. There were $241,887 of deferred offering costs accrued during the period from January 15, 2025 (commencement of operations) through September 30, 2025, recognized as deferred offering costs on the consolidated statement of assets and liabilities.

Organizational Costs – Organizational costs are expensed as incurred. For the period from January 15, 2025 (commencement of operations) through September 30, 2025, the Fund incurred $536,737 of organizational costs and recorded those costs on the consolidated statement of operations.

Syndication Costs – Syndication costs represent costs incurred in connection with the syndication of membership interests. These costs are reflected as a direct reduction of members’ equity. For the period from January 15, 2025 (commencement of operations) through September 30, 2025, the Fund incurred $779,078 of syndication costs on the consolidated statement of changes in net assets.

Restricted securities – Restricted securities are securities of privately held issuers that may only be resold pursuant to registration under applicable federal securities laws or through transactions exempt from such registration requirements. In certain instances, the issuer of restricted securities may agree, at its own expense, to register such securities for resale, either upon demand by the Fund or in connection with another registered offering.

Many restricted securities may nonetheless be resold in secondary market transactions conducted pursuant to available exemptions from registration. Restricted securities are valued either at prices provided by secondary market dealers or, where no such market quotations are available, at fair value determined in good faith in accordance with methodologies approved by the Adviser. As of the date of this report, there is no expected date for such restrictions to be removed from any of the Fund’s restricted securities.

Risks and Uncertainties – All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry, can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risks that values will fluctuate as a result of changes in expectations for the economy and individual investors.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Liquidity and Valuation Risk – Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amount an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of a Fund investment at a time or at an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

A substantial portion of the Fund’s investments are illiquid, as determined by using the SEC standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk – Many of the Fund’s investments will be in U.S. private companies in the technology sector and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of September 30, 2025, approximately 35.68% of the Fund’s investment portfolio is invested in private technology companies in the artificial intelligence and aerospace industry. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

General SPV Risks – The Fund’s investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering related costs, which could result in higher expenses than if the Fund invested in the single underlying portfolio company directly. Because SPVs are generally organized by managers unaffiliated with the Fund or the Adviser, the Fund will typically be one of many investors in the SPV. In purchasing an SPV interest, the Fund entrusts all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, the Fund would be subject to the risks inherent in investing in a Delaware Series LLC. Some SPVs in which the Fund invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent the Fund seeks to reduce or sell an investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. Further, the fair value of investments in SPVs may differ from the value of the underlying securities were the Fund to hold such securities directly. Finally, as investors in an SPV, the Fund owns interests in the SPV and has no ownership rights to the underlying securities. These characteristics present additional risks for stockholders. Individual SPVs that the Fund invests in may have different terms and structures, which may present unique risks and result in different fee levels.

Counterparty Risk – The Fund is exposed to counterparty risk from the potential failure of a holder of a portfolio company’s securities to perform in accordance with the agreed upon terms of the investment arrangement, including for the Fund’s investments in forwards, call rights, and loans. The maximum risk of loss from counterparty risk to the Fund is the fair value of the contracts. The Fund considers the effects of counterparty risk when determining the fair value of each investment.

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural, and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 3 – FAIR VALUE MEASUREMENTS

As of September 30, 2025, the Fund’s investments were categorized as follows in the fair value hierarchy, as described in Note 2:

	Investments, at Value Measurement Using
Type (a)	Level 1	Level 2	Level 3	Total
Short term government debt	$101,071,510	$-	$-	$101,071,510
Common stock	-	-	34,868,439	34,868,439
SPVs	-	-	14,004,310	14,004,310
Preferred stock	-	-	10,000,035	10,000,035
Forward agreements	-	3,178,334	3,812,071	6,990,405
Money market	1,021,048	-	-	1,021,048
Promissory notes	-	-	961,715	961,715
Call right agreements	-	-	1,500	1,500
Investments at value	$102,092,558	$3,178,334	$63,648,070	$168,918,962

Investments measured at NAV (b)				177,335,099
Investments				$346,254,061

(a)	For detailed descriptions and other security classifications, see the accompanying consolidated schedule of investments.
(b)	In accordance with ASC 820, certain investments that were measured at NAV per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The Fund has made commitments to investments measured at NAV. As of September 30, 2025 the balance of unfunded commitments is zero.

The Fund assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the last day of the reporting period in accordance with the Fund’s accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. The following table presents changes in assets classified in Level 3 of the fair value hierarchy during the period from January 15, 2025 (commencement of operations) through September 30, 2025 attributable to the following:

	Common Stock	SPVs	Preferred Stock	Forward Agreements	Promissory Notes	Call Right Agreements	Total
Balance as of January 15, 2025	$-	$-	$-	$-	$-	$-	$-
Purchases of investments	35,005,018	7,342,999	10,001,035	6,048,674	961,715	32,160	59,391,601
Net change in unrealized appreciation/(depreciation) on investments	(136,579)	6,661,311	(1,000)	941,731	-	(30,660)	7,434,803
Transfer out of Level 3[1]	-	-	-	(3,178,334)	-	-	(3,178,334)
Balance as of September 30, 2025	$34,868,439	$14,004,310	$10,000,035	$3,812,071	$961,715	$1,500	$63,648,070

Net change in unrealized appreciation/(depreciation) on investments for the period for the investments still held at September 30, 2025	$(136,579)	$6,661,311	$(1,000)	$941,731	$-	$(30,660)	$7,434,803

[1]	During	the period from January 15, 2025 through September 30, 2025, there are no other transfers.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 3 – FAIR VALUE MEASUREMENTS (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments classified as Level 3 of the fair value hierarchy as of September 30, 2025:

Type	Fair Value at September 30, 2025	Valuation Technique	Unobservable Input	Range of Inputs
Common stock	$34,868,439	Market approach	Recent transaction price	n/a
SPVs	11,515,521	Market approach	Tender offer	n/a
	2,488,789	Market approach	Recent round of funding	n/a
Preferred stock	10,000,035	Market approach	Recent transaction price	n/a
Forward agreements	3,812,071	Market approach	Recent transaction price	n/a
Promissory notes	961,715	Market approach	Recent transaction price	n/a
Call right agreements	1,500	Market approach	Recent transaction price	n/a
	$63,648,070

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly higher or lower fair value measurement.

NOTE 4 – RELATED PARTY TRANSACTIONS, INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, commencing upon the date that the registration statement is declared effective by the SEC, the Fund will pay the Adviser a management fee, payable quarterly, in the amount equal to 2.50% of the Fund’s average total assets (which excludes cash and cash equivalents, but includes assets financed using leverage) as the end of the two most recently completed quarters. Prior to the date Powerlaw Corp.’s registration with the SEC becomes effective, the Adviser will not charge a management fee.

In connection with certain investments by the Fund, the Fund invests via SPVs, and some of these SPVs charge fees. For the period from January 15, 2025 (commencement of operations) through September 30, 2025, such fees were as follows:

Special Purpose Vehicle	Management Fees(a)	Incentive Fees(a)
AND III, a Series of FDVC Growth, LP (economic exposure to Anduril Industries, Inc.)	10.00%	20.00%
Altimeter Adirondack Fund I, L.P. (economic exposure to Anthropic, PBC)	1.25%	15.00%
Fifth Era Coinvestors, LLC (economic exposure to Payward, Inc. (d/b/a Kraken))	7.00%	None
FDVC Growth A-1, LLC (economic exposure to Space Exploration Technologies Corp. and X.AI Holdings Corp.)	None	None
HOF Capital AF Growth, LLC (invested in Anthropic, PBC)	None	None
HII Perplexity Series II, a Series of Hii Perplexity, LLC (economic exposure to Perplexity AI, Inc.)	None	None
Horizon Strategic Partners, LP – Series Canva 1	3.33%	None
NDH Opportunity Funds LLC - Series 1 (economic exposure to OpenAI Global, LLC)	7.78%	None
Paragon Avo II, A Series of Avo Technology Fund LP, LLC (economic exposure to OpenAI Global, LLC)	6.00%	None
Syon Capital DB, LP – Investment Class 2 (economic exposure to Databricks, Inc.)	None	None
PLRP Capital RP, LP – Investment Class 2 (economic exposure to People Center Inc. d/b/a Rippling)	None	None

(a)	The effects of management and incentive fees, if applicable, have been incorporated in the fair value of the SPVs. Each SPV’s management fee is either due upon purchase of the SPV, or the percentage above is accrued quarterly over a one- or two-year period.

Effective January 15, 2025, (commencement of operations) Radeeza Services, LLC serves as administrator to the Fund. Effective September 10, 2025 U.S. Bank National Association serves as the Fund’s custodian and effective October 7, 2025 Continental Stock Transfer Agent serves as the Fund’s transfer and dividend paying agent and registrar.

As of September 30, 2025, directors, officers and employees of the Adviser held ownership of 9.39% of the Fund’s outstanding shares.

The Adviser has made payments of the Fund’s expenses, and the Fund intends to reimburse the Adviser for these expenses. As of September 30, 2025, the reimbursable balance due to the Adviser is $28,306 as reported on the consolidated statements of assets and liabilities.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 5 – CAPITAL TRANSACTIONS

For the period January 15, 2025 (commencement of operations) through September 5, 2025, PowerLaw10, LLC received the following capital contributions to fund its investments and operating expenses and issued the corresponding units of membership interest. On September 5, 2025, PowerLaw10, LLC converted to a Maryland corporation (the “Conversion” and such corporation Powerlaw Corp.), such units of membership interests converted into the corresponding number of shares of common stock pursuant to the conversion ratios set forth in PowerLaw10, LLC’s Second Amended and Restated Operating Agreement, dated June 10, 2025 (the “Operating Agreement”). In addition, pursuant to the PowerLaw10, LLC Equity Incentive Plan, dated September 9, 2024, PowerLaw10, LLC was authorized to issue 25,000,000 Organizer Units and 15,000,000 Advisor Units. Pursuant to the Operating Agreement, upon the Conversion, the (a) 25,000,000 Organizer Units would have converted into 54,268,121 shares of common stock and (b) 15,000,000 Advisor Units would have converted into 15,303,750 shares of common stock, which would have resulted in an aggregate of 69,571,908 shares of common stock issued upon the conversion of the Organizer Units and Advisor Units. However, prior to the Conversion and pursuant to the Operating Agreement, 5,857,244 of the Organizer Units were converted into 12,462,116 Advisor Units. As a result, immediately prior to the Conversion, PowerLaw10, LLC had 19,142,756 Organizer Units outstanding and 27,462,116 Advisor Units outstanding. Upon the Conversion, the (i) 19,142,756 Organizer Units converted into 41,553,672 shares of common stock and (ii) 27,462,116 Advisor Units converted into 28,018,199 shares of common stock, which resulted in an aggregate of 69,571,908 shares of common stock issued upon the conversion of the Organizer Units and Advisor Units.

Classes of	Capital	Numbers of	Conversion		Common Stock
Membership Interests	Contributions	Membership Interests	Ratio		Shares
Class A Units	$50,000,000	50,000,000	1.2000	x	60,000,000
Class B Units	$251,099,000	251,099,000	1.1040	x	277,213,296
Class B Feeder Units	$107,301,000	107,301,000	1.0450	x	112,129,545
Advisor Units	$-	27,462,116	1.02025	x	28,018,199
Organizer Units	$-	19,142,756	2.1707	x	41,553,672
	$408,400,000	455,004,872			518,914,712

The Organizer Units and Advisor Units were issued pursuant to the PowerLaw10, LLC Equity Incentive Plan, dated September 9, 2024. The Fund applied ASC 718 Compensation-Stock Compensation to account for the Organizer Units and Advisor Units. No cash was paid in connection with the issuance of the Organizer Units and the Advisor Units. The Fund applied the weighted expected return method to estimate the fair value at grant date and at any modification date. Following the initial grants, two modifications occurred: (1) the conversion of Organizer Units to Advisor Units, described above, and (2) the conversion of Advisor Units at the Conversion date in excess of the stated Advisor Units conversion total per the Operating Agreement, which resulted in a value of $3,573,898, which is recorded in the consolidated statement of operations as professional fees and fund administration expense in the amount of $3,510,561 and $63,337, respectively. As of September 30, 2025, there is no recognized compensation expense related to the Organizer Units and Advisor Units.

Certain grants of Advisor Units, representing 17,623,778 Units, were accounted for under ASC 505 Equity, whereby the grants were accounted for a fair value utilizing a probability weighted expected return method. No expense was recorded for these grants.

PowerLaw10, LLC anticipates that the Conversion will be a treated as a tax-free contribution by PowerLaw10, LLC of its assets to Powerlaw Corp. pursuant to section 351 of the Internal Revenue Code of 1986, as amended.

NOTE 6 – INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period from January 15, 2025 (commencement of operations) to September 30, 2025, were as follows:

Cost of investment purchases	$235,065,087
Proceeds from investments sold	$-

NOTE 7 – INCOME TAXES

For financial reporting purposes, income or (loss) before provision for income taxes, includes the following components for the period from September 5, 2025 (Conversion date) to September 30, 2025:

Income / (Loss) Before Income Taxes
Domestic	$(372,945)
Foreign	-
Total Income / (Loss) Before Income Taxes	$(372,945)

No income taxes were paid for the period from January 15, 2025 (commencement of operations) to September 30, 2025.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 7 – INCOME TAXES (Continued)

The U.S. federal and California provision (benefit) for income taxes consists of the following for the period from the period from September 5, 2025 (Conversion date) to September 30, 2025:

Current Tax Expense (Benefit)
U.S federal	$-
U.S. state	-
Foreign	-
Total Current Tax Expense (Benefit)	$-

Deferred Tax Expense (Benefit)
U.S federal	$1,620,111
U.S. state	748,123
Foreign	-
Total Deferred Tax Expense (Benefit)	$2,368,234

Total Income Tax Expense (Benefit)
U.S federal	$1,620,111
U.S. state	748,123
Foreign	-
Total Income Tax Expense (Benefit)	$2,368,234

Income tax provision (benefit) related to continuing operations differs from the amounts computed by applying the statutory income tax rate of 21% to pretax loss as follows for the period from September 5, 2025 (Conversion date) to September 30, 2025:

	Amount	Percent
U.S. Federal Provision (Benefit)
At statutory rate	$(78,318)	21.00%
State income taxes, net of federal effect	591,017	(158.47)%
Nontaxable or nondeductible items	194	(0.05)%
Other
Change in tax status	1,855,341	(497.48)%
Total Income Tax Expense (Benefit)	$2,368,234	(635.00)%

Deferred income taxes reflect the net tax effects of loss and credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Fund’s deferred tax assets for federal and state income taxes are as follows for the period from September 5, 2025 (Conversion date) to September 30, 2025:

Deferred Tax Assets
U.S federal and state NOL carryforward	$81,623
Capital loss carryforward	9,187
Other intangibles	269,904
Deferred state income tax	-
Total deferred tax assets	360,714
Less: valuation allowance	-
Total Deferred Tax Assets	360,714

Deferred Tax Liabilities
Unrealized appreciation on investments	(2,728,948)
Total Deferred Tax Liabilities	(2,728,948)

Net Deferred Tax Liabilities	$(2,368,234)

Realization of our deferred tax assets is dependent upon future earnings, if any, the timing, and amount of which are uncertain. Because of the Fund’s U.S. earnings history prior to the conversion, the U.S. deferred tax assets have not been fully offset by a valuation allowance. Each reporting period, management will evaluate the need for a valuation allowance and may change its conclusion in a future period based on any change in facts.

As of September 30, 2025, the Fund had a net operating loss carryforward for federal income tax purposes of approximately $154,395, which are not subject to expiration. The Fund had a total state net operating loss carryforward of approximately $154,395, which will begin to expire in 2045. Utilization of some of the federal and state net operating loss are subject to annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization.

The Fund has incurred net operating losses since inception, and the Fund does not have any significant unrecognized tax benefits. The Fund’s policy is to include interest and penalties related to unrecognized tax benefits, if any, within the provision for taxes in the consolidated statements of operations.

POWERLAW CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

NOTE 7 – INCOME TAXES (Continued)

The Fund will be filing its initial federal and state income tax returns for the period from September 5, 2025 (Conversion date) to September 30, 2025. The jurisdictions have varying statutes of limitations. The tax year will remain open to examination due to the carryover of unused net operating losses.

During the period from January 15, 2025 (commencement of operations) to September 30, 2025, no interest or penalties were required to be recognized relating to unrecognized tax benefits.

NOTE 8 – INDEMNIFICATIONS

The Fund indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, however based on industry experience, the Fund expects the risk of loss due to these indemnifications to be remote.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain SPVs as part of the conditions for entering into such investments. As of September 30, 2025, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

NOTE 10 – SUBSEQUENT EVENTS

The Fund filed a registration statement with the SEC (the “Registration Statement”) to register shares of the Fund under the 1940 Act on September 17, 2025. As of the date of the completion of the consolidated financial statements, the Registration Statement was not yet effective.

Management has evaluated subsequent events through the date these consolidated financial statements were issued and has determined that there were no subsequent events to report through the issuance of these consolidated financial statements except as noted below.

The Fund received $69,784,920 in proceeds from canceled unsettled purchases during the period from October 1, 2025 through the issuance of these consolidated financial statements.

POWERLAW CORP.

CONSOLIDATED FINANCIAL HIGHLIGHTS

SEPTEMBER 30, 2025

	FOR THE PERIOD JANUARY 15, 2025 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 5, 2025 (a)						FOR THE PERIOD SEPTEMBER 5, 2025 (POST CONVERSION) THROUGH SEPTEMBER 30, 2025
	Class A Units		Class B Units		Class B Feeder Units		Common Stock
Net asset value, beginning of period	$-		$-		$-		$0.80
Net asset value of contributions	1.00		1.00		1.00		-
Syndication costs	-		-		-		-
Net investment income after income taxes	(0.01)		(0.01)		(0.01)		-	(d),(e)
Net realized loss on investments	-		-		-		-
Net change in unrealized appreciation on							(0.01	)(d),(f)
investments	0.02		0.02		0.02		0.81
Net increase in net asset value from operations	0.01		0.01		0.01		0.80
Net asset value, September 5, 2025 pre-conversion	1.01		1.01		1.01		N/A
Recognition of conversion of members' equity to common stock	(0.21)		(0.21)		(0.21)		N/A
Net asset value, end of period	$0.80		$0.80		$0.80		$0.80
IRR
IRR, September 5, 2025 preconversion (b)	2.34%		10.71%		5.54%		N/A
Total Return
Total return on net asset value	N/A		N/A		N/A		(0.66	)%(g),(h)
Ratios/Supplemental Data (annualized except for organization costs)
Operating expenses	2.15	%(c)	9.24	%(c)	2.89	%(c)		1.49%
Tax benefit	0.00%		0.00%		0.00%			0.09%
Expenses after tax benefit	2.15%		9.24%		2.89%			1.40%
Net investment (loss) income	(1.60	)%(c)	(6.87	)%(c)	(2.15	)%(c)		0.53%
Portfolio turnover rate	N/A		N/A		N/A			39.69%

(a)	The Fund is required to disclose the financial highlights. Prior to the Fund converting to a Maryland corporation on September 5, 2025 the Fund’s financial highlights are for the common interest in PowerLaw10, LLC (i.e., the members’ interest - comprising of Class A Units, Class B Units, and Class B Feeder Units). These financial highlights consist of operating expenses and net investment loss ratios for the period from January 15, 2025 (commencement of operations) to September 5, 2025 and the Internal Rate of Return (IRR) commencement of operations of PowerLaw10, LLC, net of all fees and profit allocations to the Adviser through September 5, 2025. An individual investor’s ratio may vary from those ratios.
(b)	IRR was computed since commencement of operations based on the due date of capital contributions, outflows and PowerLaw10, LLC’s ending members’ equity as of September 5, 2025 pre-conversion.
(c)	Net investment loss is the members’ share of interest income and other income earned, net of expenses. Expenses include the members’ share of expenses. The ratios above are computed based upon the aggregate quarterly weighted average partners’ capital of PowerLaw10, LLC for the period from January 15, 2025 (commencement of operations) to September 5, 2025.
(d)	Based on average shares outstanding.
(e)	Net investment income after income taxes includes a tax benefit of less than $0.01 per share.
(f)	Net change in unrealized appreciation on investments includes deferred tax expense related to unrealized appreciation on investments of $(0.01) per share.
(g)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares. Total investment return calculated for a period less than one year is not annualized.
(h)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from the financial statements.

See Notes to Consolidated Financial Statements.

KPMG LLP

Aon Center

Suite 5500

200 E. Randolph Street

Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Powerlaw Corp.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Powerlaw Corp. (the Fund), including the consolidated schedule of investments, as of September 30, 2025, the related consolidated statements of operations, changes in net assets, and cash flows for the period from January 15, 2025 (commencement of operations) through September 30, 2025, and the related notes (collectively, the consolidated financial statements) and the financial highlights for the period from January 15, 2025 (commencement of operations) through September 30, 2025. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations, changes in its net assets, and its cash flows for the period from January 15, 2025 (commencement of operations) through September 30, 2025, and the financial highlights for the period from January 15, 2025 (commencement of operations) through September 30, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with custodians and issuers of securities; when replies were not received from the issuers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund's auditor since 2025.

Chicago, Illinois

December 12, 2025

Powerlaw Corp.

Directors and Officers

The following tables provide information regarding the Fund’s Directors and Officers. The Statement of Additional Information for the Fund includes additional information about the Directors, and is available, without charge, upon request, by calling (707) 653-6892 or emailing info@pwrl.com.

Independent Directors*

Name,	Position(s) with the	Principal	Other Directorships
Address,**	Fund, Term, and	Occupation(s)	Held During
Year of Birth	Time Served	During Past 5 Years	Past 5 Years

Nicholas Earl	Director	Advisor	Board Member
1966	Term Expires 2027	AviaGames, Inc. (Avia)	SciPlay Corp.
	Since 2025	(since 2022)	(2022-2023)

		CEO & President	Board Member
		Glu Mobile LLC	Glu Mobile LLC
		(2016-2021)	(2016-2021)

Vivian Chow	Director (Chair)	Board Member	Board Member
1966	Term Expires 2028	LiveRamp Holdings, Inc.	Plum Acquisition Corp. I
	Since 2025	(since 2020)	(2023-2024)

		SVP, Strategic Execution & Operations	Board Member
		DocuSign, Inc.	LiveRamp Holdings, Inc.
		(2021 – 2022)	(since 2020)

Chief Accounting Officer
DocuSign, Inc.
(2013-2021)

Lars Leckie	Director	Managing Director,	Board Member
1973	Term Expires 2026	Aspenwood Ventures	DefectDojo, Inc.
	Since 2025	(since 2021)	(since 2024)

		Managing Director	Board Member
		Hummer Winblad Venture Partners, LP	Ethyca, Inc.
		(since 2005)	(since 2024)

Board Member
Amberdata, Inc.
(since 2017)

Board Member
Aria Systems, Inc.
(since 2007)

Board Member
TidalScale, Inc.
(2013-2023)

Board Member
NeuVector, Inc.
(since 2017-2021)

Board Member
InsideSales.com, Inc.
(2011-2021)

*	Each Independent Director oversees only one portfolio within the fund complex.
**	The address of each Independent Director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850 unless otherwise noted.

Powerlaw Corp.

Directors and Officers (Continued)

Interested Directors*

Name,	Position(s) with the	Principal	Other Directorships
Address,**	Fund, Term, and	Occupation(s)	Held During
Year of Birth	Time Served	During Past 5 Years	Past 5 Years

Benjamin Black^	Director	Co-Founder and Managing Director	None
1969	Term Expires 2028	Akkadian Ventures, Inc. ("Akkadian")
	Since 2025	(since 2011)

Chief Investment Officer
Indefinite
Since 2025

Michael Dinsdale^	Director	Managing Director	Board Member
1972	Term Expires 2027	Akkadian	Plum Acquisition Corp. I
	Since 2025	(since 2021)	2021-2024

	Chief Execute Officer	Chief Financial Officer
	Indefinite	Gusto, Inc.
	Since 2025	(2017-2020)

Chief Financial Officer
DocuSign, Inc.
(2010-2016)

*	Each Interested Director oversees only one portfolio within the fund complex.
**	The address of each Interested Director is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850 unless otherwise noted.
^	Mr. Black and Mr. Dinsdale are interested directors because of their positions with Akkadian, an affiliate of the Adviser.

Powerlaw Corp.

Directors and Officers (Continued)

Officers who are not Directors

Name,	Position(s) with the	Principal
Address,*	Fund, Term, and	Occupation(s)
Year of Birth	Length of Time Served	During Past 5 Years

Peter Smith	Chief Compliance Officer	Co-Founder and Managing Director
1971	President	Akkadian
	Indefinite	(since 2011)
Since 2025

Angela Stanley	Chief Operating Officer	Chief Operating Officer and Partner
1978	Secretary	Akkadian
	Indefinite	(since 2024)
Since 2025
Head of Investor Relations
Delta-V Capital, LLC
(2023-2024)

Co-Founder and Managing Partner
Harpeth Capital, LLC
(2012-2022)

Tracy Hogan	Chief Financial Officer	Chief Financial Officer and Treasurer
1970	Treasurer	Akkadian
	Indefinite	(since 2025)
Since 2025
Chief Financial Officer and Partner
Institutional Venture Partners (IVP)
(2015-2024)

Chief Financial Officer and Partner
Elevation Partners (Elevation)
(2004-2014)

*	The address of each Officer is c/o Powerlaw Corp., 631 Folsom Street, Ste A & B, San Francisco, California, 94107-3850 unless otherwise noted.

Powerlaw Corp.

Board Approval of Advisory Agreement

At a meeting of the Board of Directors (the “Board”) of Powerlaw Corp. (the “Fund”) held on September 8, 2025 (the “Meeting”), the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or Akkadian CEF Manager, LLC (the “Adviser”) (the “Independent Directors”), considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser for an initial two-year term.

In reaching its decision, the Board, including the Independent Directors, considered all factors it believed to be relevant, including, but not limited to, the (i) nature, extent and quality of services to be provided by the Adviser, (ii) the investment performance of the Fund, (iii) the costs of services to be provided and the estimated profits to be realized, and (iv) economies of scale. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s review included written and oral information furnished to the Board prior to and during the Meeting. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered that the Adviser was newly formed and had not previously managed a registered investment company. The Board further considered, however, that Akkadian Ventures, Inc. (“Akkadian”), an affiliate under common control with the Adviser, (a) had a 15-year track record as a direct secondary and venture capital investment firm and (b) as of June 30, 2025, managed over $843 million in assets. The Board reviewed the qualifications of the key personnel servicing the Fund. The Board expressed satisfaction with the breadth and depth of experience of the Adviser’s investment personnel. The Board discussed the Adviser’s robust investment and due diligence processes. The Board considered the experience and background of the Adviser’s chief compliance officer and other operational personnel and discussed the Adviser’s plans to hire additional personnel to support the Fund’s proposed public launch and continued operations. The Board reviewed the Adviser’s compliance program and cybersecurity infrastructure, and considered the compliance culture across Akkadian and all of its affiliated entities. The Board reviewed the insurance policies in place for the Adviser. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement.

Performance. The Board considered that the Fund had only recently commenced operations as a private fund and did not have any performance information to report. The Board reviewed the performance of Akkadian’s private funds with similar strategies to the Fund, acknowledging that the performance of these private funds was not necessarily indicative of the Fund’s future performance. The Board also discussed the experience of the Adviser’s investment personnel with respect to direct secondary investments.

Fees and Expenses. The Board reviewed the fees and expenses of the Fund, noting that the Adviser’s proposed management fee of 2.50% was above the peer group average of 2.38%, but was within the peer group range. The Board considered that the Fund’s projected net expense ratio was meaningfully below the peer group average. The Board considered the expertise and specialized knowledge required to manage the Fund, and the extensive due diligence required in order to execute the Fund’s strategy. Additionally, the Board noted that the Adviser would not begin to charge a management fee until the Fund’s registration statement on Form N-2 was declared effective by the Securities and Exchange Commission. Based on the foregoing, the Board agreed that the fees and expenses of the Fund were not unreasonable.

Profitability. The Board considered that the Adviser expects to earn a modest profit within the first year of the Fund’s operations. The Board considered the overall fee structure of the Fund in relation to the Fund’s profitability for the Adviser. The Board also considered the skill and expertise required to manage the Fund and the services to be provided by the Adviser to the Fund. After further discussion, the Board concluded that the Adviser’s projected profits from its operation of the Fund were not unreasonable in light of the services to be provided by the Adviser.

Economies of Scale. The Board considered that the Fund only recently began operations and had not yet achieved sufficient size to benefit from economies of scale. The Board noted that the Fund could benefit from economies of scale as it continued to grow, but that the Adviser did not have any current plans to reduce its management fees.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that the approval of the Advisory Agreement was in the best interest of the Fund and its shareholders, and as such, approved the Advisory Agreement for an initial two-year term.

Powerlaw Corp.

Additional Information

Statement Regarding Availability of Quarterly Portfolio Schedule. The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT [17 CFR 274.150] after its registration statement is declared effective by the Securities and Exchange Commission (“SEC”). When available, the Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov.

Proxy Voting. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (707) 653-6892 or sending an email to info@pwrl.com; and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (707) 653-6892 or sending an email to info@pwrl.com; and (2) on the SEC’s website at http://www.sec.gov.

NOTICE OF PRIVACY POLICY AND PRACTICES

PRIVACY NOTICE

FACTS	WHAT DOES POWERLAW CORP. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●        Social security number

●        Income

●        Assets

●        Risk tolerance

●        Wire transfer instructions

●        Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates' everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call: (707) 653-6892 or go to www.pwrl.com

Who we are
Who is providing this notice?	● Powerlaw Corp.
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

1.       Enter into an investment advisory contract

2.       Seek financial advice

3.       Make deposits or withdrawals from your account

4.       Tell us about your investment or retirement portfolio

5.       Give us your employment history

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

1.            sharing for affiliates’ everyday business purposes—information about your creditworthiness

2.       affiliates from using your information to market to you

3.       sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies with a common corporate identity.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

(b)	Not Applicable.

Item 2. Code of Ethics.

Powerlaw Corp. (the “Fund” or the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. A copy of the Code may be requested, free of charge, by emailing info@pwrl.com. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors (the “Board”) has determined that there is at least one audit committee financial expert serving on its audit committee. Vivian Chow is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2025
(a) Audit Fees	$250,000
(b) Audit-Related Fees	$100,000
(c) Tax Fees	$44,000
(d) All Other Fees	$-

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by KPMG LLP, applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

FYE 9/30/2025
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not Applicable.

(g) The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant and to Akkadian CEF Manager, LLC, the Registrant’s investment adviser (the “Adviser”) (and any other controlling entity, etc.-not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2025
Registrant	$144,000
Adviser	0

(h) Not applicable.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not Applicable.

(b) Not Applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in securities of late stage technology companies (“Portfolio Companies”). As such, it is expected that proxies and consent requests received by the Fund will deal with matters related to the operative terms and business details of those Portfolio Companies.

To the extent that the Fund receives notices or proxies from Portfolio Companies (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities to the Adviser, subject to the oversight of the Board. The Adviser will vote proxies and respond to investor consent requests in the best interests of the Fund, as applicable, in accordance with the Adviser’s Proxy Voting Policies and Procedures (the “Policies”).

With respect to each proxy proposal, the Adviser will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, the Adviser will vote proxies in accordance with management’s recommendations. However, in situations where the Adviser believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s stockholders, the Adviser will not vote with management. For each proxy, the Adviser also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of the Adviser in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to the Adviser’s Chief Compliance Officer to decide if the Adviser may vote the proxy or if the proxy should be referred to the Fund to vote. All instances where the Adviser determines a material conflict of interest may exist are resolved in the best interests of the Fund.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at (707) 653-6892; (2) by emailing legal@pwrl.com; and (4) on the SEC’s website at www.sec.gov. In addition, copies of the Fund’s proxy voting policies and procedures are also available by calling (707) 653-6892 or emailing info@pwrl.com and will be sent within three business days of receipt of a request.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Managers as of September 30, 2025 are:

Benjamin Black

Benjamin Black has served as the Registrant’s Chief Investment Officer since 2025 and as the Co-Founder and Managing Director of Akkadian Ventures, Inc. (“Akkadian”), an affiliate of the Adviser, since 2011. Mr. Black is a 20-year private equity veteran. In addition, Mr. Black is the Co-Founder of the RAISE Global Summit, which has grown into a premier launchpad for emerging venture capital funds. Prior to Akkadian, Mr. Black co-founded New Cycle Capital to bring socially responsible investing to sectors like clean energy and social finance. He started his private equity career on the investment teams at Maveron and Rosewood Capital, where he focused on branded consumer products and services. Prior to his private equity career, Mr. Black was a member of the founding team of Harris Interactive. Mr. Black holds a Bachelor of Arts and Juris Doctor from Cornell University.

Michael Dinsdale

Michael Dinsdale has served as the Registrant’s President and Chief Executive Officer since 2025 and as a Managing Director at Akkadian since 2021. For over 20 years, Mr. Dinsdale has embodied the “modern unicorn” Chief Financial Officer, with strategic expertise in building high-growth international companies that consistently exceed growth targets.  Prior to Akkadian, Mr. Dinsdale was the Chief Financial Officer of three market-leading software companies, including Gusto! and DocuSign, that generated an aggregate of over $80 billion in value and for which he successfully secured an aggregate of over $2 billion in financing. He previously served on the Board of Directors for Plum Acquisition Corp. I and WildAid (non-profit). Mr. Dinsdale holds a Bachelor of Science in engineering from the University of Western Ontario, a Master of Business Administration from McMaster University, and the Chartered Financial Analyst (CFA) designation. He competed on the Canadian National Sailing Team in the 1996 Olympic trials.

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interests

The following table sets forth information about funds and accounts other than the Registrant for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2025:

	Number of	Total Assets in Accounts	Number of Accounts Subject to a Performance- Based Advisory	Total Assets in Accounts Subject to a Performance- Based Advisory Fee
	Accounts	($ million)	Fee	($ million)
Benjamin Black
Registered Investment Companies	0		$0	$0
Other Pooled Investment Vehicles	17	$722,109,008	0	$0
Other Accounts	0		$0	$0
Michael Dinsdale
Registered Investment Companies	0		$0	$0
Other Pooled Investment Vehicles	14	$540,727,700	0	$0
Other Accounts	0		$0	$0

Conflicts of Interest

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments that conflict with the positions held by the Fund. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

Our executive officers and Directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

Further, the professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management and administrative time, services, and functions among us and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which they allocate investment opportunities appropriate for more than one client account in a manner deemed appropriate in their sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax, or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage, or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the 1940 Act and other applicable laws. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l under the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

(a)(3) Compensation of Portfolio Managers.

The Fund’s portfolio managers are compensated by the Adviser and do not receive any compensation directly from the Fund. Compensation generally consists of a fixed base salary, non-performance based distributions and participation in Akkadian’s retirement and benefit plans.

The portfolio managers own equity interests in the Fund and may also have equity ownership interests in the Investment Manager or its affiliates, which align their long-term financial interests with those of the Investment Manager’s clients, including the Fund.

(a)(4) Dollar Range of Securities Owned as of September 30, 2025

The table below shows the dollar range of shares of the Registrant’s common stock to be beneficially owned by the portfolio managers as of September 15, 2025 stated as one of the following dollar ranges: None; $1–$10,000; $10,001–$50,000; $50,001–$100,000; $100,001–$500,000; $500,001–$1,000,000; or over $1,000,000.

Name	Dollar Range of Equity Securities in Powerlaw Corp.(1)(2)
Benjamin Black	Over $1,000,000
Michael Dinsdale	Over $1,000,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities of the Registrant beneficially owned by the portfolio managers is based on net asset value.

(b) Not Applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant's equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Code of Ethics. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5) Change in the registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Powerlaw Corp.

By (Signature and Title)	/s/ Peter Smith
Peter Smith (Principal Executive Officer)
President

Date	December 19, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter Smith
Peter Smith (Principal Executive Officer) President

Date:	December 19, 2025

By (Signature and Title)	/s/ Tracy Hogan
Tracy Hogan (Principal Financial Officer)
Chief Financial Officer and Treasurer

Date:	December 19, 2025